                                                                   Exhibit 10.39

Table of Special Stock Options
------------------------------

During 2003, the Registrant granted to individuals that are not officers or directors of the Registrant Special Stock Options in the form attached hereto as
Exhibit 10.33 for the following 280,000 nonqualified stock options in three individual compensation arrangements that have not approved by security holders:

---------------- ------------- -------------- --------------- -------------- ----------------- ----------------------
Shares           Type of                      Exercise        Vesting
Granted***       Security      Grant Date     Price / Share   Start Date     Vesting Schedule  Total Exercise Price
---------------- ------------- -------------- --------------- -------------- ----------------- ----------------------
75,000           NSO           8/11/03        $0.50           --             Immediate         $37,500

---------------- ------------- -------------- --------------- -------------- ----------------- ----------------------
50,000           NSO           11/10/03       $0.80           --             Immediate         $40,000

---------------- ------------- -------------- --------------- -------------- ----------------- ----------------------
155,000          NSO           6/1/03         $0.30           3/1/03         1/24 of Shares    $46,500
                                                                             Granted per
                                                                             month
---------------- ------------- -------------- --------------- -------------- ----------------- ----------------------

***Takes into account all previous stock splits.